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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 16, 2001 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 33-54969, 333-04233, 333-75105, 333-75105-01, 333-75105-02,
333-74861, 333-42426 and 333-42428.


                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP

Houston Texas
March 26, 2001